SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2005

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

          Maryland                     1-10899             13-2744380
  ----------------------------      --------------     ------------------
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
   of Incorporation)                 File Number)      Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17
CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR240.14d-2b))
|_| Pre-commencement communications
    pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.                 OTHER EVENTS

                  On December 1, 2005, Kimco Realty Corporation entered into an agreement and plan of merger with Atlantic Realty Trust and SI 1339, Inc., a wholly owned subsidiary of Kimco. Under the terms of the agreement, Kimco will acquire Atlantic Realty for $82.5 million plus the amount of Atlantic Realty's cash on hand at closing less merger expenses and other liabilities. On the last business day prior to closing Atlantic Realty will declare a dividend in an amount necessary for Atlantic Realty to qualify as a REIT. The merger consideration will be paid in shares of Kimco common stock valued on the final full trading day immediately preceding the closing. The merger is subject to approval by Atlantic Realty shareholders and to customary closing conditions.

                  The foregoing description of the Merger Agreement is qualified by the full text of the Merger Agreement which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                  Kimco and Atlantic Realty issued a joint press release announcing the transaction. A copy of the joint press release is attached as
Exhibit 99.2 hereto and is incorporated herein by reference.



ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

           The following are filed as Exhibits to this Report.

               99.1 Agreement and Plan of Merger dated December 1, 2005 by and between Kimco Realty Corporation, Atlantic Realty Trust and SI 1339, Inc.
               99.2        Joint Press Release dated December 1, 2005.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 1, 2005

                                                   KIMCO REALTY CORPORATION



                                                   By: /s/ Michael V. Pappagallo
                                                        ------------------------
                                                   Name: Michael V. Pappagallo
                                                   Title: Executive Vice
                                                          President and Chief
                                                          Financial Officer




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                                                   EXHIBIT LIST


               99.1 Agreement and Plan of Merger dated December 1, 2005 by and between Kimco Realty Corporation, Atlantic Realty Trust and SI 1339, Inc.
               99.2        Joint Press Release dated December 1, 2005.